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                                 EXHIBIT 23.1
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                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-88513 of DSL.net, Inc. on Form S-8 of our report with respect to Tycho Networks, Inc. dated May 21, 1999 (October 13, 1999 as to the last three paragraphs of Note 9), appearing in this Current Report on Form 8-K/A of DSL.net, Inc.



/s/ DELOITTE & TOUCHE LLP

San Jose, California
February 3, 2000